EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LoCorr Investment Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the LoCorr Investment Trust for the period ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LoCorr Investment Trust for the stated period.

/s/ Kevin Kinzie		/s/ Jon Essen
Kevin Kinzie Principal Financial Officer, LoCorr Investment Trust		Jon Essen Principal Financial Officer, LoCorr Investment Trust

Dated:	3/4/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LoCorr Investment Trust for purposes of Section 18 of the Securities Exchange Act of 1934.